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                                    UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) December 16, 1998


                             Damen Financial Corporation
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                (Exact name of registrant as specified in its charter)


               Delaware                   0-25484               36-4029638
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     (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)             File Number)        Identification No.)


               200 West Higgins Road, Schaumburg, Illinois             60195
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                    (Address of principal executive offices)          (Zip Code)


                                    (847)882-5320
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                  Registrant's telephone number, including area code


                                         N.A.
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               (Former name and address, if changed since last report)


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                             DAMEN FINANCIAL CORPORATION

                                       FORM 8-K

                                  December 16, 1998

     Item 5.   Other Events

     On December 16, 1998, Damen Financial Corporation (the "Company") announced it had engaged Keefe Bruyette and Woods, Inc., to serve as its financial adviser to assist in reviewing its strategic options including a possible sale of the Company.

     On December 24, 1998, the Company announced it had changed the date of its annual meeting of shareholders from January 25, 1998 to February 26, 1999.

The following Items are not applicable for this Form 8-K:

     Item 1.   Changes in Control of Registrant

     Item 2.   Acquisition or Disposition of Assets

     Item 3.   Bankruptcy or Receivership

     Item 4.   Changes in Registrant's Certifying Accountant

     Item 6.   Resignations of Registrant's Directors

     Item 8.   Change in Fiscal Year

     Item 9.   Sales of Equity Securities Pursuant to Regulation S


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                                      SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        Damen Financial Corporation
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                                        (Registrant)




Date:  December 28, 1998                /s/ Mary Beth Poronsky Stull
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                                        Mary Beth Poronsky Stull
                                        President